Exhibit (b4-1)

                             TENTH AMENDMENT TO THE
                              CAPITOL BANCORP LTD.
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

     The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 2001 by adding the following participating employer at the end of the list contained:

     Name of               Type of             State of            Date of
     Employer               Entity           Organization       Participation
     --------               ------           ------------       -------------

  Black Mountain         Banking Corp           Nevada             1/1/2001
  Community Bank



                                        CAPITOL BANCORP LIMITED

Dated:     11-09-00                     By: /s/ Joseph D. Reid
       -------------------                  ------------------------------------
                                            Joseph D. Reid
                                            Chairman and CEO


                                        BLACK MOUNTAIN COMMUNITY BANK

Dated:     11-09-00                     By: /s/ Pete Atkinson
       --------------------                 ------------------------------------
                                            Pete Atkinson, President